Rule 497(d)
    FT 415

    Supplement to the Prospectus dated March 3, 2000
               As Amended April 28, 2000

    Sales Charge Discount for Eligible Purchasers

    Notwithstanding anything to the contrary in the Prospectus, the maximum sales charge shall be 3.25% of the Public Offering Price for sales of Select Portfolio Units and 4.50% of the Public Offering Price for sales of Portfolio Series Units. In addition, you can use your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trusts in FT 415 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.75% of the sales price of Select Portfolio Series Units sold pursuant to this provision and 2.2% (2.5% for volume purchasers) of the sales price of Portfolio Series Units sold pursuant to this provision.


May 3, 2000